UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (August 20, 2025)

Dayforce, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38467	46-3231686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3311 East Old Shakopee Road, Minneapolis, MN		55425
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 853-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	DAY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On August 20, 2025, Dayforce, Inc. (the “Company” or “Dayforce”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Dawn Bidco, LLC, a Delaware limited liability company (“Parent”), and Dawn Acquisition Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of Thoma Bravo Fund XVI, L.P., Thoma Bravo Fund XVI-A, L.P., Thoma Bravo Fund XVI-B, SCSP, Thoma Bravo Executive Fund XVI, L.P., Thoma Bravo Employee Fund II, L.P., Thoma Bravo Fund XV, L.P., Thoma Bravo Fund XV-A, L.P., Thoma Bravo Executive Fund XV, L.P., Thoma Bravo Employee Fund, L.P., Thoma Bravo Fund XIV, L.P., Thoma Bravo Fund XIV-A, L.P., Thoma Bravo Executive Fund XIV, L.P. and Thoma Bravo Executive Fund XIV-a, L.P. (collectively, “Thoma Bravo”), investment funds managed by Thoma Bravo, L.P. The transaction includes a significant minority investment from a wholly owned subsidiary of the Abu Dhabi Investment Authority.

The Merger Agreement provides that, among other things and on the terms and subject to the conditions of the Merger Agreement, (1) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent, and (2) at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock of the Company, par value $0.01 per share (the “Company Common Stock”), as of immediately prior to the Effective Time (other than certain excluded shares) will be converted into the right to receive $70.00 in cash, without interest (the “Merger Consideration”).

The Board of Directors of the Company has approved the Merger Agreement and the transactions contemplated thereby and resolved to recommend that the Company’s stockholders adopt the Merger Agreement.

Treatment of Company Equity Awards

At the Effective Time, (1) each vested Company stock option with an exercise price less than the Merger Consideration will be converted into the right to receive a cash payment based on the Merger Consideration and the applicable exercise price, (2) each vested Company restricted stock unit (“RSU”) and vested Company performance-based restricted stock unit (“PSU”) will be converted into the right to receive a cash payment based on the Merger Consideration, and (3) each unvested Company RSU and unvested Company PSU will be converted into an award representing the right to receive a cash payment based on the Merger Consideration, subject to the same terms and conditions that applied to such awards immediately prior to the Effective Time (except that any performance conditions will be deemed achieved at 100% of target performance levels and subject to other specified exceptions). Each unvested Company stock option, and each Company stock option with an exercise price equal to or greater than the Merger Consideration, will be cancelled without consideration.

Conditions to the Merger

The completion of the Merger is subject to the satisfaction or waiver of certain customary mutual closing conditions, including (1) the adoption of the Merger Agreement by the affirmative vote of holders of a majority of the voting power of the outstanding capital stock of the Company (the “Company Stockholder Approval”), (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (3) clearance of the transaction under the Competition Act (Canada), (4) approval by the Officer of the Comptroller of the Currency, (5) receipt of certain other regulatory approvals and (6) the absence of any law or judgment by a governmental entity of competent jurisdiction enjoining or otherwise prohibiting consummation of the Merger. The obligation of each party to consummate the Merger is also conditioned on the other party’s representations and warranties being true and correct (subject to certain customary materiality exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement, and the obligation of Parent to consummate the Merger is additionally conditioned on no material adverse effect on the Company having occurred since the execution of the Merger Agreement. The consummation of the Merger is not subject to any financing condition.

Termination

The Merger Agreement contains termination rights for each of the Company and Parent, including, among others, (1) if the consummation of the Merger does not occur on or before May 21, 2026, (2) if the Company Stockholder Approval is not obtained following the meeting of the Company’s stockholders for purposes of obtaining such Company Stockholder Approval and (3) subject to certain conditions, (a) by Parent if the Board of Directors of the Company adversely changes its recommendation in favor of the Merger or (b) by the Company, prior to the receipt of the Company Stockholder Approval, if the Company wishes to terminate the Merger Agreement to enter into a definitive agreement providing for a superior proposal (as defined by the Merger Agreement). The Company and Parent may also terminate the Merger Agreement by mutual written consent.

The Company is required to pay Parent a termination fee of $351 million in cash on termination of the Merger Agreement under specified circumstances, including, among others, termination by Parent in the event that the Board of Directors of the Company adversely changes its recommendation in favor of the Merger or termination by the Company to enter into an agreement providing for a superior proposal. The Merger Agreement also provides that a reverse termination fee of $702 million will be payable by Parent to the Company under specified circumstances, including, among others, if (1) Parent fails to consummate the Merger following satisfaction or waiver of certain closing conditions and the Company’s irrevocable confirmation that it is ready, willing and able to consummate the closing or (2) the Company terminates the Merger Agreement due to Parent’s breach of its obligations under the Merger Agreement, which breach gives rise to a failure of certain conditions to the Merger and Parent fails to cure such breach. The Merger Agreement also provides that, in certain circumstances, either party is entitled to compel the other party to specifically perform its obligations under the Merger Agreement.

Financing

Parent has obtained equity and debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement.

Thoma Bravo has committed to capitalize Parent at the closing of the Merger with equity financing, on the terms and subject to the conditions set forth in an equity commitment letter. In addition, Thoma Bravo has guaranteed certain payments, including payment of the reverse termination fee payable by Parent under certain circumstances, as well as certain indemnification and reimbursement obligations that may be owed by Parent pursuant to the Merger Agreement, subject to the terms and conditions set forth in the Merger Agreement and limited guarantee provided by Thoma Bravo to the Company.

Pursuant to a debt commitment letter, certain financing sources have committed to Parent to provide it a term loan facility and a revolving credit facility to finance in part, the transactions contemplated by the Merger Agreement. The obligations of the lenders to provide debt financing under the debt commitment letter are subject to the satisfaction (or waiver) of customary closing conditions described in the debt commitment letter.

Pursuant to the Merger Agreement, the Company is required to use reasonable best efforts to provide Parent with customary cooperation in connection with the equity financing and the debt financing.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations and warranties of the Company, Parent and Merger Sub, in each case generally subject to customary materiality qualifiers. Additionally, the Merger Agreement provides for customary pre-closing covenants of the Company, Parent and Merger Sub, including covenants relating to the Company conducting its and its subsidiaries’ business in the ordinary course, preserving its business organizations substantially intact, preserving existing relations with key business partners substantially intact and refraining from taking certain actions without Parent’s consent, subject to certain exceptions. The Company, Parent and Merger Sub also agreed to use their respective reasonable best efforts to cause the Merger to be consummated.

The Merger Agreement provides that, during the period from the date of the Merger Agreement until the Effective Time, the Company will be subject to certain restrictions on its ability to solicit certain alternative acquisition proposals from third parties, provide non-public information to third parties and engage in discussions or enter into agreements with third parties regarding certain alternative acquisition proposals, subject to customary exceptions.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about the Company, Parent, Merger Sub or their respective affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, the Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in other filings that the Company will make with the U.S. Securities and Exchange Commission (the “SEC”).

Item 7.01.	Regulation FD Disclosure.

On August 21, 2025, the Company issued a press release announcing the Merger. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. The information contained in this Item 7.01, including Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of August 20, 2025, by and among Dawn Bidco, LLC, Dawn Acquisition Merger Sub, Inc., and Dayforce, Inc.*

99.1	Press Release, dated August 21, 2025**

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

**	Furnished, not filed.

Cautionary Statement Regarding Forward-Looking Statements

This current report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the Merger. These statements are based on various assumptions, whether or not identified in this current report, and on current expectations and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Dayforce. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement entered into in connection with the proposed transaction; the possibility that Dayforce stockholders may not approve the proposed transaction; the risk that the parties to the Merger Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Dayforce’s common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Dayforce to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Dayforce Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC and Canadian securities regulators on February 28, 2025, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Dayforce from time to time with the SEC and Canadian securities regulators. These filings, when available, are available on the investor relations section of the Dayforce website at https://investors.dayforce.com, on the SEC’s website at https://www.sec.gov or on SEDAR + at http://www.sedarplus.com. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Dayforce presently does not know of or that Dayforce currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this current report are made only as of the date hereof. Dayforce assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction between Dayforce and Thoma Bravo, Dayforce will file with the SEC and Canadian securities regulators a preliminary proxy statement of Dayforce (the “Proxy Statement”). Dayforce plans to mail to its stockholders and holders of exchangeable shares a definitive Proxy Statement in connection with the proposed transaction. DAYFORCE URGES YOU TO READ THE

PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DAYFORCE, THOMA BRAVO, THE PROPOSED TRANSACTION AND RELATED MATTERS. You will be able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by Dayforce with the SEC at the website maintained by the SEC at www.sec.gov and with and Canadian securities regulators on SEDAR+ at www.sedarplus.com. You also will be able to obtain a free copy of the Proxy Statement and other documents (when available) filed by Dayforce with the SEC by accessing the investor relations section of Dayforce’s website at https://investors.dayforce.com or by contacting Dayforce investor relations at investors@dayforce.com or calling (844) 829-9499.

Participants in the Solicitation

Dayforce and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Dayforce stockholders in connection with the merger.

Information regarding the directors and executive officers of Dayforce, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Dayforce’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, including under the headings “Proposal One: Election of Directors,” “Executive Team,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Security Ownership of Certain Beneficial Owners and Management” and “Certain Relationships and Related Party Transactions,” which was filed with the SEC on March 13, 2025 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1725057/000172505725000064/day-20250313.htm, and (ii) to the extent holdings of Dayforce’s securities by its directors or executive officers have changed since the amounts set forth in Dayforce’s definitive proxy statement for its 2025 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0001725057&owner=only.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2025

DAYFORCE, INC.

By:	/s/ William E. McDonald
Name:	William E. McDonald
Title:	Executive Vice President, Chief Legal and Compliance Officer, and Corporate Secretary